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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 9, 2000

                        PAINEWEBBER R&D PARTNERS II, L.P.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                              33-14582                    13-3437420
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(State or Other Jurisdiction      (Commission File             (IRS Employer
of Incorporation)                     Number)                Identification No.)

              1285 Avenue of the Americas, New York, New York 10019
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                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (212)713-2000


                                (Not Applicable)
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          (Former Name or Former Address, if Changed Since Last Report)

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                        PAINEWEBBER R&D PARTNERS II, L.P.

Item 5.

          Effective February 9, 2000, the General Partner of PaineWebber R&D Partners II, L.P., a Delaware limited partnership (the "Partnership"), discontinued the right of Limited Partners to transfer units of limited partnership interest in the Partnership, except for transfers that may occur as a result of the laws of descent and distribution or by operation of law.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PAINEWEBBER R&D PARTNERS II, L.P.
                                     (Registrant)

                                By:  PaineWebber Technologies II, L.P.
                                     (General Partner)

                                By:  PWDC Holding Company
                                     (General Partner of the General Partner)

                                By:  /s/ Dhananjay Pai
                                     -----------------
                                     Dhananjay Pai

Date:  February 9, 2000